The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Financial Statements, Supplemental

Schedules and Report of Independent Auditors

December 31, 2025, 2024 and 2023

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Balance Sheets

(In Millions)

	As of December 31,
	2025	2024
Admitted assets
Bonds	$3,627	$3,201
Preferred stocks	1	1
Mortgage loans	489	474
Policy loans	84	76
Other invested assets	331	287
Cash, cash equivalents and short—term investments	327	204
Receivable for securities	2	3

Total invested assets	4,861	4,246

Due and accrued investment income	46	39
Net deferred tax asset	26	21
Income tax receivable	2	19
Other assets	57	56
Separate accounts assets	5,965	6,233

Total admitted assets	$10,957	$10,614

Liabilities
Reserves for policy benefits, deposit—type contracts and other contract liabilities	$4,106	$3,509
Intercompany borrowed funds	42	97
Asset valuation reserve	86	79
Due to parent and affiliates	12	18
Payable for securities	10	2
Other liabilities	75	85
Transfers from separate account due or accrued	(26)	(9)
Separate accounts liabilities	5,963	6,232

Total liabilities	10,268	10,013
Capital and surplus
Common stock	2	2
Additional paid—in capital and contributed surplus	1,022	937
Unassigned deficit	(335)	(338)

Total capital and surplus	689	601
Total liabilities, capital and surplus	$10,957	$10,614

See notes to statutory basis financial statements.

B-2

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Operations

(In Millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Premiums and annuity considerations	$985	$(30)	$707
Net investment income	211	180	164
Service fees	99	186	210
Reserve adjustments on reinsurance ceded	(1,302)	(1,798)	(1,261)
Commissions and expense allowances on reinsurance ceded and other income	323	133	134

Total revenues	316	(1,329)	(46)

Benefits and expenses
Policyholder benefits	849	(127)	826
Net transfers from separate accounts	(947)	(1,557)	(1,067)
General insurance expenses	100	78	68
Commissions expenses	271	201	161
Other expenses	31	77	31

Total benefits and expenses	304	(1,328)	19

Income/(loss) from operations before federal income taxes and realized capital losses from investments	12	(1)	(65)
Federal income tax benefit	(14)	5	38

Income/(loss) from operations, net of federal income taxes and before net realized capital losses	(2)	4	(27)
Net realized capital losses, net of tax and transfers to IMR	(6)	(5)	(3)

Net Loss	$(8)	$(1)	$(30)

See notes to statutory basis financial statements.

B-3

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Changes in Capital and Surplus

(In Millions)

	For the Years Ended December 31,
	2025	2024	2023
Beginning of year balance	$601	$484	$554
Adjustments to surplus
Net Loss	(8)	(1)	(30)
Change in net unrealized capital gains (losses), net of tax	3	1	(6)
Change in non-admitted assets	(14)	15	(19)
Change in net deferred taxes	20	(16)	(16)
Change in asset valuation reserve	(7)	(5)	—
Additional paid-in capital and contributed surplus from parent	85	75	—
Gain in surplus as a result of reinsurance, net of tax	(7)	49	—
Other surplus changes	(1)	(1)	1
Prior year adjustment	17	—	—

Net adjustments to surplus	88	117	(70)

End of year balance	$689	$601	$484

See notes to statutory basis financial statements.

B-4

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Statutory Basis Statements of Cash Flows

(In Millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash flows from operating activities
Net premiums and annuity considerations	$983	$(28)	$709
Investment income received	204	183	156
Service fees and other income received	217	(559)	(737)
Benefits and loss related payments	(1,371)	(1,191)	(494)
Net transfers from separate accounts	927	1,562	1,067
Commissions, expenses and taxes paid	(384)	(305)	(249)
Federal income taxes paid	(2)	10	81
Other	(8)	12	71

Net cash provided/(used) by operating activities	566	(316)	604

Cash flows from investing activities
Proceeds from investments sold or matured:
Bonds	267	961	143
Stocks	1	1	—
Mortgage loans	20	206	28
Other invested assets	18	17	28

Proceeds from investments sold or matured	306	1,185	199

Cost of investments acquired:
Bonds	691	727	695
Stocks	1	2	—
Mortgage loans	35	101	25
Other invested assets	50	27	27
Derivatives, brokers and miscellaneous applications	—	17	—

Cost of investments acquired	777	874	747

Net (decrease)/increase in policy loans, net of repayments	7	(3)	3

Net cash provided/(used) by investing activities	(478)	314	(551)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	85	75	—
Intercompany borrowed funds	(55)	(62)	84
Net deposits on deposit-type contracts and other insurance liabilities	5	(16)	(12)

Net cash provided/(used) by financing and miscellaneous activities	35	(3)	72

Net (decrease)/increase in cash, cash equivalents and short-term investments	123	(5)	125
Cash, cash equivalents and short-term investments, beginning of year	204	209	84

Cash, cash equivalents and short-term investments, end of year	$327	$204	$209

Non-cash Transactions
MODCO Reinsurance - operating activities	$14	$14	$15
Exchange or Conversion of bonds	26	60	56

Total Non-cash Transactions	40	74	71

See notes to statutory basis financial statements.

B-5

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 1—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, variable life and term life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian, or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

The Guardian ultimately controls the following insurance entities:

•	Berkshire Life Insurance Company of America

•	Park Avenue Life Insurance Company

•	Family Service Life Insurance Company

•	Sentinel American Life Insurance Company

•	First Commonwealth Limited Health Services Corporation

•	First Commonwealth of Missouri, Inc

•	First Commonwealth Insurance Company

•	First Commonwealth Limited Health Services Corporation of Michigan

•	Avesis Insurance Incorporated

•	Access Dental Plan of Nevada, Inc.

•	Access Dental Plan of Utah, Inc.

•	Premier Access Insurance Company.

•	Managed DentalGuard, Inc. (New Jersey)

•	Managed DentalGuard, Inc. (Texas)

•	Managed DentalGuard, Inc. (Ohio)

Insurance Separate Accounts:

The Company has fifteen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contract holders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contract holders obligations (See Note 9).

B-6

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Delaware Department of Insurance (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2025, 2024, and 2023. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) annuity and certain insurance premiums are recognized as premium income; 9) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between Delaware SAP and GAAP, while not determined are presumed to be material.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

B-7

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $34 million and $20 million at December 31, 2025 and 2024, respectively), consisting principally of deferred tax assets, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note 3 and Note 4 regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, mortgage loans and derivatives.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments are stated at amortized cost and consist primarily of investments having maturities greater than three months from date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value because of the relatively short period of time between their origination and expected maturity and collectability.

The Company had no restricted cash and no restricted cash equivalents as of December 31, 2025, and 2024.

Policy Loans:

Policy loans are stated at unpaid principal balance, have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Other Invested Assets

Other invested assets consist primarily of joint ventures, limited liability companies (LLCs) and other forms of partnerships. These investments are valued at the Company’s share of equity in the partnerships’ LLC or joint ventures’ net assets. All distributions are recorded as income or return of capital based on information received from the partnerships. The change in equity is recorded as unrealized gains (losses) on the Company’s books and is recorded directly to surplus. Other invested assets also include investments in surplus notes which are carried at amortized cost.

Other Assets:

Other assets consist primarily of receivables for service fees and receivables related to reinsurance ceded and admitted net negative IMR.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2025 the Company had a $5 million liability and a $5.9 million liability as of December 31, 2024 for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. There were no related premium tax offsets as of December 31, 2025 and 2024, respectively.

B-8

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract and Policy Reserves:

The estimated fair value of contract holder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.30% to 4.50%
Dollar Cost Averaging	1.00% to 3.00%
Variable Life	1.50% to 4.10%
Group Universal Life	4.00% to 4.60%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.00%
Fixed Indexed Annuity	1.75% to 4.70%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	1.00% to 6.00%
Deferred Income Annuity, Fixed	1.50% to 5.25%

Guaranteed Minimum Benefits:

The Company issued variable annuity contracts with guaranteed minimum death benefits (GMDB) until April 2024 that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

In November 2022, nearly all of the Company’s then-in-force individual variable annuity block, including all of the Company’s GMDB benefits, were reinsured with Talcott Resolution Life Insurance Company (“Talcott”) as part of a coinsurance/modified coinsurance agreement. As of December 31, 2025, The Company retains the liability on $2.6 million of account value.

In March 2024, The Company began issuing a variable annuity known as a Registered Index-Linked Annuity (RILA). These contracts may contain a Return of deposits type GMDB. As of December 31, 2025, The Company has $338.7 million of account value of RILA in force with $305.6 million of associated GMDB benefits.

B-9

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate.

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted.

In April 2022, the Company began issuing a Fixed Indexed Annuity (“FIA”). These FIA contracts may include a guaranteed annual withdrawal benefit up to a Guaranteed Annual Withdrawal Amount (“GAWA”), even if the Accumulation Value is reduced to zero through a combination of market declines, annual fees, and withdrawals. The GAWA is determined based upon the Guaranteed Withdrawal Percentage (“GWP”) which varies by age at rider activation, and Income Base. The Income Base is increased by income credits, which are based on Accumulation Value percentage increases.

For NY FIA policies however, the GWP varies by issue age and duration at activation. In addition, there isn’t an Income Base. The GAWA is determined based upon the GWP and the greater of the Accumulation Value and Minimum Accumulation Value (“MAV”) at the time of activation.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guaranteed base that increases by the greater of an annual effective growth rate of 5.00% or the contract anniversary account value. The 5.00% growth rate has a cap of 2.5 times the net premium payments received less adjusted partial withdrawals. This base can only be accessed in duration ten or later in the form of a payout annuity.

Valuation Manual, Section 21 (VM-21) of the NAIC Valuation Manual specifies the requirements for principle-based reserves (PBR) for variable annuity contracts. Effective January 1, 2020, VM-21 contains revisions to the previous framework, Actuarial Guideline XLIII. VM-21 provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The minimum reserves for all contracts is equal to the Stochastic Reserve plus an Additional Standard Projection Amount. The Stochastic Reserve is calculated using a principle-based approach and company prudent estimate assumptions (except for prescribed asset defaults and spreads). It is calculated as the average of the greatest present value of accumulated deficiencies in the worst 30% of scenarios. The interest and equity scenarios are based on an NAIC prescribed scenario generator. The Stochastic Reserve is determined in aggregate for all contracts. The Additional Standard Projection Amount is meant as a guardrail to capture outliers via prescribed assumptions. This method re-estimates reserves in the stochastic framework using prescribed assumptions.

Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. Key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, interest rates. At December 31, 2025, the Stochastic Reserve of $28.5 million was the final reserve and there was no Additional Standard Projection Amount required. Of this amount, $11.1 million was ceded to Talcott as part of the coinsurance agreement. At December 31, 2024, the Stochastic Reserve of $33.1 million was the final reserve of which $30.1 million was ceded to third party reinsurers and there was no Additional Standard Projection Amount required.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

B-10

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2025, 2024, and 2023, the Company had $318 million, $301 million, and $342 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $12 million and $15 million as of December 31, 2025 and 2024, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.

2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches - a One-Year Term reserve recognizing a one third drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

B-11

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For the Term life and Variable Universal Life (“VUL”) with secondary guarantees policies issued from January 1, 2020, the Company holds a reserve for the basic coverage in accordance with VM-20 of the NAIC valuation manual. VM-20 requires the reserve to be the greater of Net Premium Reserve (NPR), Deterministic Reserve (DR) and the Stochastic Reserve (SR). NPR is a formulaic reserve based on assumptions set by NAIC. The DR is calculated using a principle based approach and company prudent estimate assumptions. Since the Company passes the Stochastic Exclusion Test (SET), the SR is not computed. As of December 31, 2025 and 2024, the VM-20 reserves are $89 million and $98 million respectively.

Deposit-type contracts also include payout annuity without life contingencies with reserves gross of reinsurance of $349 million and $175 million as of December 31, 2025 and 2024, respectively. These payout annuities include term certain annuitizations of deferred annuities, stand-alone single premium immediate and deferred income annuities with no life contingent payments.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. The Company is permitted to admit negative IMR up to 10% of its capital and surplus as required to be shown on the balance sheet of the statutory financial statements most recently filed with its domiciliary state insurance regulator, adjusted to exclude any net positive goodwill, electronic database processing equipment and operating system software, net deferred tax assets and admitted net negative IMR.

Admitted Negative IMR:

As of December 31, 2025 and December 31, 2024, the Company admitted its negative IMR in the general account of $26 million and $27 million, respectively. The calculated adjusted capital and surplus was $534 million and $493 million as of September 30, 2025 and September 30, 2024, respectively. The percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents was 4.85% and 5.45% as of December 31, 2025 and December 31, 2024, respectively.

The Company attests that:

•	Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

•	The admitted negative IMR does not include any IMR losses for fixed income related derivatives.

•

Any deviation to the first bullet was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

•

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

Other Liabilities:

Other liabilities consist primarily of remittances, contingent tax liabilities, reinsurance payables, commissions payable, deferred and uncollected premiums ceded and accrued expenses.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (“VACARVM”- Variable Annuity Commissioners’ Annuity Reserve Method) and Fees Receivables of $55 million ($26 million net after reinsurance) and $44 million ($9 million net after reinsurance) as of December 31, 2025 and 2024, respectively.

B-12

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note 6).

The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note 7). The Company does not have any reinsurance agreements that contain risk-limiting features that are subject to disclosure under SSAP 61R Life, Deposit-Type and Accident and Health Reinsurance.

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or accretion of any discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary impairments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Prior Period Adjustment:

During 2025, the Company identified a reserve overstatement relating to prior years. A correction was recorded to decrease “Reserves for policy benefits, deposit-type contracts and other contract liabilities” and increase “Prior year adjustment” in Surplus by $17 million.

B-13

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS

Bonds:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses).

There were no securities with a 5GI NAIC designation as of December 31, 2025 and 2024.

Valuation methods for the various types of investments held are as follows:

Bonds – Effective January 1, 2025, under the principles-based bond definition, debt instruments are classified as either issuer credit obligations or asset-backed securities. Issuer credit obligations are securities where repayment is primarily supported by the general creditworthiness of an operating entity and asset-backed securities are structured securities backed by pools of assets, where repayment is derived from the cash flows generated by those assets rather than the cash flows of an operating entity. Upon adoption, the Company did not reclassify any investments from bonds to other invested assets.

Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment. The Company changes from the retrospective method to the prospective method when an other than temporary impairment has been recorded on a structured loan-backed security.

There were four securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $0 million in net investment losses from prepayment penalties and acceleration fees as of December 31, 2025. There were four securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $2 million in investment income from prepayment penalties and acceleration fees as of December 31, 2024. There were six securities that were sold, redeemed or disposed as a result of a call or tender offer with an aggregate amount of $0 million in investment income from prepayment penalties and acceleration fees as of December 31, 2023.

Preferred stocks:

Preferred stocks are carried at amortized cost if they have an NAIC SVO rating of 1 to 3 or the lower of cost or fair value based on the rating of 4 to 6.

B-14

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

The amortized cost basis and estimated fair value of bonds and the cost basis and estimated fair value of preferred stocks at December 31, 2025 and 2024 were as follows:

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2025		Gains	(Losses)
		(In millions)
Issuer Credit Obligations
U.S. Government Obligations	$4	$—	$—	$4
Municipal Bonds – General Obligations (Direct & Guaranteed)	1	—	—	1
Corporate Bonds (Unaffiliated)	2,915	27	(257)	2,685
Political Subdivisions	—	—	—	—
Single Entity Backed Obligations (Unaffiliated)	22	—	(2)	20
Bank Loans – Acquired (Unaffiliated)	32	—	—	32

Total – Total Issuer Credit Obligations	$2,974	$27	$(259)	$2,742

Asset-Backed Securities
Financial Asset-Backed Securities – Self-Liquidating
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	94	2	(1)	95
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	100	—	—	100
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	459	3	(10)	452

Total – Asset-Backed Securities	653	5	(11)	647

Total – Bonds	$3,627	$32	$(270)	$3,389

Preferred Stock	$1	$—	$(0)	$1

Total Preferred Stocks	$1	$—	$(0)	$1

* NAIC 6 bonds are carried at lower of cost or fair value, there were no NAIC 6 bonds at December 31, 2025.

	Amortized Cost /Cost	Gross Unrealized		Estimated Fair Value
December 31, 2024		Gains	(Losses)
		(In millions)
U.S. Government	$106	$—	$(1)	$105
States, Territories and Possessions	1	—	—	1
U.S. Special Revenue	—	—	—	—
Industrial and Miscellaneous	3,094	14	(320)	2,788
Hybrid	—	—	—	—

Total Bonds	$3,201	$14	$(321)	$2,894

Preferred Stock	$1	$—	$(0)	$1

Total Bonds and Preferred Stock	$3,202	$14	$(321)	$2,895

* NAIC 6 bonds are carried at lower of cost or fair value, there were no NAIC 6 bonds at December 31, 2024.

B-15

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2025, approximately 0.12% of the portfolio was invested in securities issued or backed by the United States Government or its agencies. One single issuer accounts for more than 1.62% of the portfolio at December 31, 2025.

The amortized cost and estimated fair value of bonds at December 31, 2025 by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2025
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$102	$101
Due after one year through five years	745	752
Due after five years through ten years	521	516
Due after ten years through twenty years	765	698
Over twenty years	1,494	1,322

Total	$3,627	$3,389

The net change in unrealized capital gains (losses) included in surplus for the years ended December 31, 2025, 2024, and 2023 are summarized as follows:

	2025	2024	2023
		(In millions)
Changes in net unrealized capital gains attributable to:
Bonds (NAIC 6 rated)	$—	$1	$(1)
Private equity	4	—	(7)
Tax effect on unrealized capital gains, (losses)	(1)	—	2

Total change in net unrealized capital gains, (losses), net of tax	$3	$1	$(6)

Proceeds from sales of bonds amounted to $14 million, $804 million, and $4 million for the years ended December 31, 2025, 2024, and 2023, respectively. Gross gains of $1 million, $4 million, and $0 million were realized on sales of bonds for the years ended December 31, 2025, 2024, and 2023, respectively. Gross losses of $1 million, $70 million, and $0 million were realized on sales of bonds for the years ended December 31, 2025, 2024, and 2023, respectively. These amounts are pre-tax and pre-IMR. Bond maturities and all other cash dispositions including sales amounted to $267 million, $961 million and $143 million for the years ended December 31, 2025, 2024, and 2023, respectively.

There were no bond modifications treated as troubled debt restructuring during 2025, 2024, and 2023.

B-16

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2025	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
Issuer Credit Obligations
Corporate Bonds (Unaffiliated)	$292	$(24)	$1,458	$(233)	$1,750	$(257)
Single Entity Backed Obligations (Unaffiliated)	2	—	11	(2)	13	(2)
Bank Loans – Acquired (Unaffiliated)	5	—	2	—	7	—

Total – Total Issuer Credit Obligations	299	(24)	1,471	(235)	1,770	(259)
Asset-Backed Securities
Financial Asset-Backed Securities – Self-Liquidating
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	12	(1)	11	—	23	(1)
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	4	—	—	—	4	—
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	164	(7)	64	(3)	228	(10)

Total – Asset-Backed Securities	180	(8)	75	(3)	255	(11)

Total Bonds	$479	$(32)	$1,546	$(238)	$2,025	$(270)

Preferred Stock	—	—	1	—	1	—

Total Temporarily Impaired Securities	$479	$(32)	$1,547	$(238)	$2,026	$(270)

December 31, 2024	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$1	$—	$105	$(1)	$106	$(1)
U.S. Special Revenue	—	—	—	—	—	—
Industrial and Miscellaneous	588	(31)	1,441	(289)	2,029	(320)
Hybrid	—	—	—	—	—	—

Total Bonds	589	(31)	1,546	(290)	2,135	(321)
Preferred Stock	1	—	—	—	1	—
Common stocks	—	—	—	—	—	—

Total Temporarily Impaired Securities	$590	$(31)	$1,546	$(290)	$2,136	$(321)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were one thousand three hundred and ninety-four securities in an unrealized loss position for greater than 12 months with a book value of $1.7 billion and a fair value of $1.5 billion as of December 31, 2025. There were one thousand two hundred and forty-one securities in an unrealized loss position for greater than 12 months with a book value of $1.8 billion and a fair value of $1.5 billion as of December 31, 2024.

B-17

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2025 and December 31, 2024, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans at December 31, 2025 or 2024.

The Company’s $489 million of investments in mortgage loans on real estate on December 31, 2025 consist of $455 million of loans collateralized by commercial real estate properties and $34 million of residential mortgage loans the Company holds through qualifying statutory trusts established under Delaware law as of December 31, 2025. The Company’s $474 million investments in mortgage loans on real estate on December 31, 2024 consist of loans collateralized by commercial real estate properties. There were no residential mortgage loans as of December 31, 2024. As of the reporting date there are no material litigation matters and no regulatory reviews or actions concerning the statutory trusts. The Company has no financing transactions secured directly or indirectly by statutory trust assets.

The Company was a participant in $455 million and $474 million of commercial real estate mortgage loans at December 31, 2025 and December 31, 2024, respectively. The Company was not a co-lender in any mortgage loans at December 31, 2025 or December 31, 2024. The largest concentrations of commercial real estate mortgage loans were for properties located in California and Texas ($98 million or 21.3% and $73 million or 15.9%) at December 31, 2025. The largest concentrations of commercial real estate mortgage loans were for properties located California and Texas ($99 million or 20.9% and $74 million or 15.5%) at December 31, 2024. The Company estimated the fair value of commercial mortgage loans on real estate to be $447 million and $453 million at December 31, 2025 and December 31, 2024, respectively and are classified as Level 3 as discussed in Note 4. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. Mortgage quality is determined by the loan’s loan to value ratio, debt service coverage ratio, location, and property type. There were no new commercial mortgage loans originated during 2025.

The largest concentrations of residential real estate mortgage loans are for properties located in Florida and Texas ($7 million or 20.6% and $6 million or 18.0%) at December 31, 2025. The Company estimates the fair value of residential real estate mortgage loans to be $35 million at December 31, 2025 and are classified as Level 3 as discussed in Note 4. Fair value was determined by a third-party using a loan-level discounted cash flow analysis with probability-weighted assumptions. The minimum and maximum range of lending rates on new residential real estate mortgage loans were between 6.4% and 8.9% purchased during 2025. The maximum percentage of any single residential real estate mortgage loan to the value for loans that were purchased in 2025 was 80.0% at origination date. Residential real estate mortgage loans represent 100% of the assets held in the qualifying statutory trusts at December 31, 2025. These loans are all in good standing at December 31, 2025.

Management monitors its commercial and residential mortgage loan portfolios on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgage loans with principal or interest payments that were past due for more than 180 days past on December 31, 2025 and 2024, respectively.

B-18

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

There were no restructured mortgage loans as of December 31, 2025 or December 31, 2024.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2025 and 2024.

The following table sets forth the credit quality indicators as of December 31, 2025 and December 31, 2024, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2025
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$109	$1	$2	$—	$—	$—	$112
50% - 59.99%	92	31	18	1	—	—	142
60% - 69.99%	25	5	26	85	4	—	145
70% - 79.99%	5	—	12	22	17	—	56
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$231	$37	$58	$108	$21	$—	$455

Commercial Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2024
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0%-49.99%	$79	$9	$10	$—	$—	$—	$98
50%-59.99%	100	41	17	29	—	—	187
60%-69.99%	44	5	39	57	—	—	145
70%-79.99%	—	5	12	18	9	—	44
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total	$223	$60	$78	$104	$9	$—	$474

Residential mortgage loans, held in qualifying statutory trusts, are reported as mortgage loans consistent with the NAIC’s December 2025 adopted revisions to the mortgage loan guidance.

The following table sets forth the credit quality indicators for residential mortgage loans as of December 31, 2025:

2025
(In millions)
Loan-to-Value Ratio
0% - 49.99%	$5
50% - 59.99%	2
60% - 69.99%	5
70% - 79.99%	22
80% - 89.99%	—
90% - 100%	—
Greater than 100%	—

Total residential mortgage loans	$34

B-19

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2025	2024	2023
	(In millions)
Issuer credit obligations	$135	$—	$—
Asset-backed securities	31	—	—
Bonds	166	146	131
Mortgage loans	22	20	23
Policy loans	5	5	5
Other (mainly private equities)	33	32	22

Total gross investment income	226	203	181
Less: investment expenses	(15)	(23)	(17)

Net investment income	$211	$180	$164

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2025	2024	2023
	(In millions)
Bonds	$—	$(68)	$—
Mortgage loans	—	(8)	—
Other invested assets	—	(1)	—
Derivatives and other	(1)	—	(1)

Total net realized capital losses	(1)	(77)	(1)
Transfer from (to) IMR	—	60	—
Capital gain federal income tax expense	(5)	12	(2)

Net realized capital losses, net of tax and transfers to IMR	$(6)	$(5)	$(3)

The net realized capital loss amount above includes other-than-temporary impairment loss of $2.4 million, $1.2 million, and $0.4 million for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively. The impairment for 2025 relates to one Private Equity investment, the impairment for 2024 relates to two bonds, and the impairment for 2023 relates to one bond.

Derivative Financial Instruments:

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

B-20

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the Company’s exposure to default by the counterparty. The Company’s off-balance sheet risk for the derivative instruments as of December 31, 2025 were $1 million and $1 million as of December 31, 2024. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments. The Company also does not have any derivatives contracts with financing premiums.

Hedging – Designated As Hedging Instruments:

The Company designates and accounts for its foreign currency swaps and interest rate swaps as cash flow hedge. The derivative instruments cash flows and the related gains and losses are included in derivatives, brokers, and miscellaneous applications in the Cash flow from investing activities section of the Statutory Basis Statements of Cash Flow.

Interest rate swaps are used to mitigate the Company’s exposure to fluctuations in the contractually specified interest rates on certain assets. The Company utilizes interest rate swaps as part of its Asset Liability Management (“ALM”) program in which it aims to mitigate the variability in cash flows received on a portfolio of variable rate securities due to fluctuations in the contractually specified interest rate, by entering into a receive-fixed and pay-floating interest rate swap. By locking in a fixed rate of return for these assets, they more closely align with the fixed rate liabilities (reserves) they support.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in specifically identified private placement bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency denominated interest and principal payments receivable on foreign denominated bonds for U.S. dollar payments based on currency exchange rates specified at the inception of the transaction. Foreign exchange gains or losses on these contracts are reported as a change in unrealized gains or losses until the maturity or sale of the hedged foreign currency bond at which time a realized capital gain or loss is recognized.

Hedging – Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded. The derivative instruments cash flows and the related gains and losses are included in derivatives, brokers, and miscellaneous applications in the Cash flow from investing activities section of the Statutory Basis Statements of Cash Flow.

B-21

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 3—INVESTMENTS (CONTINUED)

Equity index options are used as a risk management strategy to minimize the volatility associated with the benefit liabilities of the Fixed Index Annuity (“FIA”) and the Registered Index Linked Annuity (“RILA”) product. Equity index options give the Company the right but not the obligation to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefined price as of a future date related to the notional amount of the contracts.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2025
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate swaps	$50	$—	$—	$—	$—	$—
Foreign currency swaps	144	—	3	(4)	—	1
Derivatives not designated as hedging instruments:
Equity index options	83	6	4	1	—	—

Total Derivatives	$277	$6	$7	$(3)	$—	$1

December 31, 2024
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate swaps	$50	$—	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Equity index options	64	1	—	—	—	—

Total Derivatives	$114	$1	$—	$—	$—	$—

Restricted Assets and Special Deposits:

The Company had admitted restricted assets of $4.3 million and $4.2 million at December 31, 2025 and 2024, respectively. These amounts were deposits with states as required by certain insurance laws and are included in “Bonds” in the Statutory Basis Balance Sheets. Total admitted restricted assets were 0.04% and 0.04% of the Company’s total admitted assets at December 31, 2025 and 2024, respectively. There were no non-admitted restricted assets in 2025 and 2024. There were no restricted assets required under Modco or funds withheld reinsurance agreements at December 31,2025 and 2024.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2025 and 2024.

B-22

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

B-23

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following tables summarize the Company’s financial instruments carrying amount and estimated fair value/NAV hierarchy levels for the period ending December 31, 2025 and December 31, 2024:

	December 31, 2025
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets
Issuer Credit Obligations	$4	$2,085	$653	$2,742	$—	$2,974
Asset-Backed Securities		199	448	647	—	653

Bonds	4	2,284	1,101	3,389	—	3,627
Preferred Stock	—	—	1	1	—	1
Mortgage Loans	—	—	482	482	—	489
Policy Loans	—	—	84	84	—	84
Derivative Assets	—	7	—	7	—	6
Surplus Notes investments	—	33	—	33	—	41
Receivables for securities	—	2	—	2	—	2
Cash, cash equivalents and short-term investments	27	300	—	327	—	327
Due and accrued investment income	—	46	—	46	—	46
Separate Account Assets	5,524	216	225	5,965	—	5,965

Total Assets	$5,555	$2,888	$1,893	$10,336	$—	$10,588

Liabilities
Deposit type contracts	$—	$—	$345	$345	$—	$91
Derivative instruments	—	5	—	5	—	7

Total Liabilities	$—	$5	$345	$350	$—	$98

	December 31, 2024
	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets
Bonds	$105	$2,604	$185	$2,894	$—	$3,201
Preferred Stock	—	1	—	1	—	1
Mortgage Loans	—	—	453	453	—	474
Policy Loans	—	—	76	76	—	76
Surplus Notes investments	—	32	—	32	—	41
Cash, cash equivalents and short-term investments	25	179	—	204	—	204
Due and accrued investment income	—	39	—	39	—	39
Receivables for securities	—	3	—	3	—	3
Derivative Assets	—	—	1	1	—	1
Separate Account Assets	6,131	94	8	6,233	—	6,233

Total Assets	$6,261	$2,952	$723	$9,936	$—	$10,273

Liabilities
Deposit type contracts	$—	$—	$171	$171	$—	$86

Total Liabilities	$—	$—	$171	$171	$—	$86

B-24

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Bonds and Preferred Stocks:

Estimated fair values for bonds, other than private placement securities, and preferred stocks are based on values provided by a third-party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

The fair values assigned by the pricing vendor are reviewed for reasonableness, which include comparing the prices received to prices of similar securities, price ranges in that asset class or industry or prices from internally generated position reports.

The fair values of most private placement bonds are provided by a third-party pricing vendor and the values of the remaining private placement bonds were provided by the third-party asset manager that manages the Company’s private placement bond investments. The asset manager uses an internally developed model to assign prices.

The fair values of private placement bonds obtained from a third-party pricing vendor and third-party asset manager are considered to be Level 3.

Bonds are carried at amortized cost unless they are rated 6 by the NAIC SVO in which case they are reported at the lower of amortized cost or fair value. There were no bonds rated 6 by the NAIC SVO and carried at fair value on December 31, 2025 and December 31, 2024, respectively.

Preferred stock is carried at amortized cost if they have a NAIC SVO rating of 1, 2 or 3 and at lower or cost or fair value if the rating assigned is 4, 5 or 6. There were no preferred stocks rated 4, 5, 6 by the NAIC SVO and carried at fair value on December 31, 2025 and December 31, 2024, respectively.

Commercial Mortgage Loans:

The estimated fair value of the commercial mortgage loan portfolio is derived primarily using a loan value matrix using significant unobservable inputs and classified as Level 3. The inputs used in the matrix include (1) the weighted average cash flow and average term to maturity for each individual loan; (2) a base spread over the U.S. Treasury rate and (3) an internally computed credit rating that is used to derive the appropriate credit spread. There were no mortgage loans carried at fair value on December 31, 2025 and December 31, 2024.

Residential Mortgage Loans:

The Company engages an independent valuation firm to assess the fair value of its residential mortgage loan portfolio (Level 3). Valuations are performed using a loan level discounted cash flow (DCF) model that incorporates probability weighted assumptions and loan data provided by the Company’s asset manager, including quarterly loan tapes and historical performance metrics.

The portfolio is evaluated across two loan categories:

•	Performing Loans: Key assumptions include prepayment speeds, default expectations, fees, expenses, and anticipated modification activities.

•	Liquidation Loans: Assumptions focus on expected recoveries and projected liquidation timelines.

Discount rates applied to projected cash flows are informed by market data, collateral characteristics, and benchmarks from seasoned RMBS securitizations and industry published yields.

There were no residential mortgage loans carried at fair value in 2025.

B-25

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy Loans:

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value and are classified as Level 3.

Derivatives:

Derivative instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third-party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2) and by using internally developed estimates and assumptions when no quoted market price or third-party vendor price is available (Level 3).

The third-party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include interest rates, foreign currency exchange rates, interest rate curves, credit curves, equity market levels and volatility.

Surplus Note Investments:

Estimated fair values for surplus notes are based on values provided by a third-party pricing vendor using primarily observable market inputs and are classified as Level 2. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Receivables for securities

These receivables are amounts due from financial institutions for securities that were sold by the Company but the proceeds from the sale have not yet been received by the Company. The Company considers these amounts short-term in nature where the carrying value approximates fair value. This amount is classified as Level 2.

Cash, cash equivalents and short-term investments:

See Note 2 for information regarding cash, cash equivalents and short-term investments. This includes cash deposit balances, short-term commercial paper, and other highly liquid debt instruments. Cash amounts are classified as Level 1. All remaining cash equivalents and short-term investments are classified as Level 2.

Due and accrued investment income:

Due and accrued investment income is either investment income earned and legally due to be paid to the Company as of the reporting date or investment income earned as of the reporting date but not legally due to be paid to the Company until after the reporting date. The Company expects to receive these amounts shortly after they become due and it is required to non-admit any balance that is over 90 days past due or charge it against income in the period that it is deemed uncollectible. Therefore, the Company considers these amounts short-term in nature and that the carrying value approximates fair value. This amount is classified as Level 2.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by Park Avenue Institutional Advisers LLC (“PAIA”), an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

B-26

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 4—FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1. Non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2, and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. The RILA Separate Account is not invested in mutual fund investments. The fair value levels of RILA’s underlying assets are determined based on the methodology the Company uses for its general account invested assets. As of December 31, 2025, $216 million of the Separate Account investments are considered to be Level 2 and $225 million are considered to be Level 3. As of December 31, 2024, none of the Separate Account investments are considered to be Level 2 or Level 3.

Deposit Type Contracts

For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued and are classified as Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2025 and 2024:

December 31, 2025	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Derivatives	$—	$6	$—	$6	$—	$6
Separate accounts assets	5,524	216	225	5,965	—	5,965

Total Assets at Fair Value	$5,524	$222	$225	$5,971	$—	$5,971

December 31, 2024	Level 1	Level 2	Level 3	Total Fair Value	NAV	Carrying Amount
	(In millions)
Assets at Fair Value
Bonds	$—	$—	$—	$—	$—	$—
Derivatives	—	—	1	1	—	1
Separate accounts assets	6,131	94	8	6,233	—	6,233

Total Assets at Fair Value	$6,131	$94	$9	$6,234	$—	$6,234

B-27

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 5—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian and outside parties (See Note 7). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2025 and 2024 were as follows:

	2025
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$14	$(4)
Ordinary renewal	46	(6)
Group life renewal	(0)	(0)

	2024
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$12	$(3)
Ordinary renewal	36	(8)
Group life renewal	(0)	(0)

B-28

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries,

•	Guardian Abbey LLC.

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur, or to recoup its net operating or capital losses carried forward as an offset to future net income or capital gains subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

The Inflation Reduction Act was enacted into law on August 16, 2022. This provision imposes a 15% Corporate Alternative Minimum Tax (“CAMT”) on adjusted financial statement income (“AFSI”) for applicable corporation with average annual AFSI over a three-year period in excess of $1 billion effective for taxable years beginning after December 31, 2022. As of December 31, 2025 management has determined that Guardian Life Insurance Company and Subsidiaries does not expect to be subject for CAMT in 2025.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes.

B-29

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2025
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$86	$1	$87
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	86	1	87
Deferred Tax Assets Nonadmitted	34	—	34

Subtotal Net Admitted Deferred Tax Asset	52	1	53
Deferred Tax Liabilities (DTLs)	7	20	27

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$45	$(19)	$26

Description	December 31, 2024
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$70	$1	$71
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	70	1	71
Deferred Tax Assets Nonadmitted	20	—	20

Subtotal Net Admitted Deferred Tax Asset	50	1	51
Deferred Tax Liabilities	10	20	30

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$40	$(19)	$21

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$16	$—	$16
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	16	—	16
Deferred Tax Assets Nonadmitted	14	—	14

Subtotal Net Admitted Deferred Tax Asset	2	—	2
Deferred Tax Liabilities	(3)	—	(3)

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$5	$—	$5

A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-30

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101 - Income Taxes, a replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 include a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2025 and 2024.

Description	December 31, 2025
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$—	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	25	—	25
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	25	—	25
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	100

c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	27	1	28

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$52	$1	$53

	December 31, 2024
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$1	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	20	—	20
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	20	—	20
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/ a	68

c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	30	—	30

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$50	$1	$51

B-31

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

Description	Change
(In millions), except percentages	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$—	$(1)	$(1)
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	5	—	5
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	5	—	5
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	n/a	n/a	32

c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	(3)	1	(2)

Deferred Tax Assets Admitted as the result of application of SSAP No. 101.Total (a. + b. + c.)	$2	$—	$2

	2025	2024
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	593%	637%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$750	$659

Impact of Tax Planning Strategies

	December 31, 2025
	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	$86	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	52	1
(4) character admitted because of the impact of tax planning Percentage of net admitted adjusted Gross DTAs by tax strategies	0%	0%

Description	December 31, 2024
(In millions), except percentages	Ordinary	Capital
(1) Adjusted Gross DTAs	$70	$1
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	50	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	0%

B-32

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

	Change
	Ordinary	Capital
(1) Adjusted Gross DTAs	$16	$—
(2) Percentage of adjusted gross DTA’s by tax character attributable to the impact of tax planning strategies	0%	0%
(3) Net Admitted Adjusted Gross DTAs	2	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	0%	0%
Does the Company’s tax-planning strategies include the use of reinsurance?	Yes	No X

All DTLs were recognized as of December 31, 2025 and 2024.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components December 31, 2025, 2024, and 2023:

Description	2025	2024	2023
	(In millions)
Federal income tax expense (benefit) on operations	$19	$(2)	$(36)
Prior year overaccrual	(3)	(1)	—
Foreign tax	(2)	(2)	(2)

Current federal operations income tax expense (benefit)	14	(5)	(38)
Federal income tax expense (benefit) on capital gains (losses)	1	(15)	—
Prior year underaccrual	4	2	2

Current federal capital gain income tax expense (benefit)	5	(13)	2

Total current federal income tax expense (benefit)	$19	$(18)	$(36)

B-33

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2025 and 2024 were as follows:

	2025	2024	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$72	$59	$13
Policy acquisition costs	13	10	3
Other, (including items <5% of total ordinary tax assets)	1	1	—

Gross ordinary DTAs—(admitted and nonadmitted)	$86	$70	$16

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	34	20	14

Admitted ordinary DTAs	$52	$50	$2
Capital:
Investments	$1	$1	$—

Gross capital DTAs—(admitted and nonadmitted)	$1	$1	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	—	—	—

Admitted capital DTAs	1	1	—

Total admitted DTAs	$53	$51	$2

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$2	$1	$1
Reserves Transition Adjustment (8 Year)	—	4	(4)
Section 481(a) adjustment	—	—	—
Other, (including items <5% of total ordinary tax assets)	5	5	—

Total Ordinary DTLs	$7	$10	$(3)

Capital:
Unrealized capital gains	14	14	—
Other	6	6	—

Capital DTL	20	20	—

Total DTL	$27	$30	$(3)

Net admitted DTAs	$26	$21	$5

The change in net deferred Federal income taxes is comprised of the following:

	2025	2024	Change
	(In millions)
Adjusted gross deferred tax assets	$87	$71	$16
Total deferred tax liabilities	27	30	(3)

Net deferred tax assets	$60	$41	19

Tax effect of unrealized capital gains			1

Change in net deferred federal income tax			$20

B-34

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

Contingent Tax Liabilities:

As of December 31, 2025, the Company had no unrecognized tax benefits and related interest expense.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2025, 2024 and 2023, the Company recognized $0 million in interest and penalties. The Company has $0 million accrued for payment of interest and penalties as of December 31, 2025, 2024 and 2023.

The Company does not anticipate any significant changes to its tax contingencies within the next 12 months.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. Tax years 2015 through 2024 are subject to examination by the IRS. The Company believes that it has established adequate tax liabilities for uncertain tax positions for all open years.

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2025	Effective Tax Rate	2024	Effective Tax Rate	2023	Effective Tax Rate
	(In millions)		(In millions)		(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 21%	$2		$—		$(14)
Net realized capital losses @ 21%	—		(4)		—

Provision calculated at statutory rate	$2	21%	$(4)	21%	$(14)	21%
Dividends received deduction	(4)	-42%	(4)	21%	(5)	7%
Interest Maintenance Reserve	—	0%	(3)	16%	—	0%
Reserve Surplus Adjustment	4	42%	—	0%	—	0%
Deferred Gain on Reinsurance	(2)	-21%	10	-53%	—	0%
Other	(1)	-11%	(1)	5%	(1)	2%

Total	$(1)	-11%	$(2)	10%	$(20)	30%

Total current federal income tax benefit	$19	199%	$(18)	94%	$(36)	54%
Change in net deferred federal income taxes expense	(20)	-210%	16	-84%	16	-24%

Total statutory income tax benefit	$(1)	-11%	$(2)	10%	$(20)	30%

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2025, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

B-35

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 6—INCOME TAXES (CONTINUED)

The following federal income taxes incurred in prior years that will be available for recoupment in the event of future net losses: :

Year	Ordinary	Capital	Total
		(In millions)
2025	$—	$1	$1
2024	—	—	—
2023	—	2	2

Total	$—	$3	$3

As of December 31, 2025, the Company does not have any deposits admitted pursuant to the Internal Revenue Code Section 6603.

NOTE 7—REINSURANCE CEDED

The Company entered into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable and fixed annuity contracts, group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves ceded and corresponding assets held by the Company amounted to $5,406 million and $6,010 million at December 31, 2025 and 2024, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company has an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

During 2024, the Company entered into a reinsurance agreement whereby the Company ceded certain in-force fixed annuity contracts and new business written on a co-insurance basis. In connection with the reinsurance of the in-force contracts, the Company transferred reserves of $1,024 million and cash and investment of $913 million to the reinsurer. During 2024, the Company recognized $53 million in the Statement of Operations with the remaining gain deferred in surplus of $49 million to be recognized as earnings emerge in future years.

The following are the effect of the Global Atlantic initial settlement upon closing, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations:

2024
(In millions )
Premium and annuity considerations	$(913)

Total Revenues	(913)

Increase in aggregate reserves	(1,024)
Commissions and other expenses	44

Total benefits and expenses	(980)

Net pre-tax gain on operations from reinsurance ceded	$67

B-36

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 7—REINSURANCE CEDED (CONTINUED)

The effect of these reinsurance cession agreements, on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2025			2024			2023
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
	(In millions)
Premiums and annuity considerations	$(19)	$(5,247)	$(5,266)	$(19)	$(5,171)	$(5,190)	$(22)	$(2,392)	$(2,414)
Reserve adjustments on reinsurance ceded	(32)	(1,271)	(1,303)	(33)	(1,765)	(1,798)	(18)	(1,242)	(1,260)
Commissions and expense allowances on reinsurance ceded and other income	3	249	252	3	122	125	3	112	115

Total Revenues	(48)	(6,269)	(6,317)	(49)	(6,814)	(6,863)	(37)	(3,522)	(3,559)

Policyholder and contract benefits	(49)	(1,574)	(1,623)	(52)	(1,932)	(1,984)	(34)	(1,249)	(1,283)
Increase in aggregate reserves	(4)	(5,392)	(5,396)	—	(5,230)	(5,230)	(10)	(2,319)	(2,329)
Commissions and other expenses	—	(33)	(33)	—	28	28	—	4	4

Total expenses	(53)	(6,999)	(7,052)	(52)	(7,134)	(7,186)	(44)	(3,564)	(3,608)

Net gain (loss) on operations from reinsurance ceded	$5	$730	$735	$3	$320	$323	$7	$42	$49

NOTE 8—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $88 million, $75 million, and $82 million in 2025, 2024, and 2023, respectively, which are in “General insurance expenses” and “Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $12 million and $18 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2025 and December 31, 2024, respectively.

Assets Under Management:

PAIA, a wholly-owned subsidiary of Guardian Investor Services (“GIS”), serves as the investment adviser to the Guardian VIP Trust funds. The funds within the VIP Trust are offered through variable insurance products issued by the Company. At December 31, 2025, and 2024, approximately $4,641 million and $4,314 million or 77.79% or 69.21%, respectively, of the Company’s separate account assets under management were invested in affiliated mutual funds that are advised by PAIA.

Capital:

For the years ended December 31, 2025, 2024, and 2023, the Company received a total of $85 million, $75 million and $0 million, respectively, from the Guardian as an additional paid-in and contributed surplus, which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows.

B-37

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 8—RELATED PARTY TRANSACTIONS (CONTINUED)

Revenue Sharing Agreement:

The Company has a revenue sharing agreement with PAIA whereby PAIA allocates revenue to GIAC for the Guardian Variable Products Trust Funds that are offered through GIAC’s variable insurance products separate accounts. For the years ended December 31, 2025, 2024, and 2023, such revenue amounted to $11.4 million, $11.9 million, and $13.3 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations.

Investment Management Services Agreement

Effective October 1, 2022, the Company entered into an agreement with PAIA, whereby PAIA provides investment management services for the Company’s general account assets. The amount charged for these services amounted to $8 million, $10 million, and $10 million in 2025, 2024, and 2023, respectively, which are in “Net investment income” in the Statutory Basis Statements of Operations of which $0 million, $0 million, and $0 million is included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2025, 2024, and 2023, respectively.

Line of Credit:

The Company (Borrower) has a revolving line of credit agreement with The Guardian (Lender) for $750 million. The terms of the note agreement states that each Loan (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan; (b) the Term SOFR Rate plus 1.11448% if a Term SOFR Rate Loan with an interest period of one month; (c) the Term SOFR Rate plus 1.26161% if a Term SOFR Rate Loan with an interest period of three months; or (d) the Term SOFR Rate plus 1.42826% if a Term SOFR Rate Loan with an interest period of six months. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in monthly installments on the last day of each month or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days shall automatically renew for successive periods of 364 days, unless the Lender notifies the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2025 and December 31, 2024, the amount of drawings on the line of credit amounted to $42 million and $96 million, respectively, and are included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets. As of December 31, 2025 and December 31, 2024, the long-term unused commitment was $708 million and $654 million, respectively. Interest expense and commitment fees of $3 million, $10 million, and $6 million in 2025, 2024, and 2023, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations.

Commission:

The Company has a selling agreement with PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note 1). For the years ended December 31, 2025, 2024, and 2023, the Company paid commissions to PAS which amounted to $25 million, $21 million, and $14 million respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

NOTE 9—SEPARATE ACCOUNTS

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2025, no intercompany receivable due to the Company is over 90 days past due.

B-38

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2025 and 2024, the Company’s separate accounts statement included assets of $5,966 million and $6,233 million, respectively, of which $0 million and $0 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2025 and 2024. Fees and expenses due or accrued to the Company’s general account were $55 million, $44 million, and $56 million as of December 31, 2025, 2024, and 2023, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $87 million, $147 million, and $194 million for the years ended December 31, 2025, 2024, and 2023, respectively.

The general account of the Company paid $0 million, $0 million, and $0 million towards separate accounts guarantees for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2025, 2024, and 2023 were as follows:

December 31, 2025	Indexed	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$229	$33	$262

Reserves by valuation basis and withdrawal characteristics:
Market value	$316	$5,412	$5,728
Market value/not subject to discretionary withdrawals	—	77	77

Total reserves for separate accounts	316	5,489	5,805

Charges for investment management administration and contract guarantees	100	28	128
Accrued expense allowances	23	7	30

Separate accounts liabilities	$439	$5,524	$5,963

B-39

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 9—SEPARATE ACCOUNTS (CONTINUED)

December 31, 2024	Indexed	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$78	$26	$104

Reserves by valuation basis and withdrawal characteristics:
Market value	$77	$6,012	$6,089
Market value/not subject to discretionary withdrawals	—	76	76

Total reserves for separate accounts	77	6,088	6,165

Charges for investment management administration and contract guarantees	19	36	55
Accrued expense allowances	5	7	12

Separate accounts liabilities	$101	$6,131	$6,232

December 31, 2023	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$26	$26

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$6,917	$6,917
Market value/not subject to discretionary withdrawals	—	61	61

Total reserves for separate accounts	—	6,978	6,978

Charges for investment management administration and contract guarantees	—	46	46
Accrued expense allowances	—	10	10

Separate accounts liabilities	$—	$7,034	$7,034

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2025	2024	2023
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—	$—
Non-guaranteed separate accounts	262	104	26
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—	—
Non-guaranteed separate accounts	(1,296)	(1,809)	(1,287)

Net transfers from separate accounts	(1,034)	(1,705)	(1,261)

Reconciling Adjustments:
Mortality and expense guarantees—variable	73	88	95
Administrative fees—variable annuity	2	47	86
Cost of insurance	12	13	13

Total adjustments	87	148	194

Net transfers from separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(947)	$(1,557)	$(1,067)

B-40

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2025 and 2024 were as follows:

	As of December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$2,052	$—	$—	$2,052	9%
b. At book value less current surrender charge of 5% or more	8,458	—	—	8,458	37%
c. At fair value	—	5,064	—	5,064	22%

d. Total with market value adjustment or at fair value (Total of a through c)	10,510	5,064	—	15,574	68%
e. At book value without adjustment (with minimal or no charge or adjustment)	323	—	—	323	1%
(2) Not subject to discretionary withdrawal	7,198	77	—	7,275	31%

(3) Total (gross: direct + assumed)	18,031	5,141	—	23,172	100%
(4) Reinsurance ceded	14,446	—	—	14,446

(5) Total (net) (3)- (4)	$3,585	$5,141	$—	$8,726	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$1	$—	$—	$1
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	8	—	8	33%

d. Total with market value adjustment or at fair value (Total of a through c)	—	8	—	8	33%
e. At book value without adjustment (with minimal or no charge or adjustment)	16	—	—	16	67%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	16	8	—	24	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$16	$8	$—	$24	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	35	—	—	35	10%
(2) Not subject to discretionary withdrawal	314	—	—	314	90%

(3) Total (gross: direct + assumed)	349	—	—	349	100%
(4) Reinsurance ceded	258	—	—	258

(5) Total (net) (3)- (4)	$91	$—	$—	$91	100%
Total annuity actuarial reserves and deposit liabilities:	$3,692	$5,149	$—	$8,841

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,692	$—	$—	3,692
Separate Accounts Annual Statement	—	5,149	—	5,149

Total annuity actuarial reserves and deposit liabilities:	$3,692	$5,149	$—	$8,841

B-41

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percentage of Total
		(In millions)
A. Individual Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$1,433	$—	$—	$1,433	8%
b. At book value less current surrender charge of 5% or more	4,809	—	—	4,809	27%
c. At fair value	—	5,451	—	5,451	31%

d. Total with market value adjustment or at fair value (Total of a through c)	6,242	5,451	—	11,693	66%
e. At book value without adjustment (with minimal or no charge or adjustment)	384	—	—	384	2%
(2) Not subject to discretionary withdrawal	5,447	76	—	5,523	32%

(3) Total (gross: direct + assumed)	12,073	5,527	—	17,600	100%
(4) Reinsurance ceded	9,043	—	—	9,043

(5) Total (net) (3)- (4)	$3,030	$5,527	$—	$8,557	100%
(6) Amount included in A(1)b above that will be move to A(1)e in the year after the statement date	$2	$—	$—	$2
B. Group Annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	9	—	9	33%

d. Total with market value adjustment or at fair value (Total of a through c)	—	9	—	9	33%
e. At book value without adjustment (with minimal or no charge or adjustment)	18	—	—	18	67%
(2) Not subject to discretionary withdrawal	—	—	—	—	0%

(3) Total (gross: direct + assumed)	18	9	—	27	100%
(4) Reinsurance ceded	—	—	—	—	0%

(5) Total (net) (3)- (4)	$18	$9	$—	$27	100%
C. Deposit-Type Contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	0%
b. At book value less current surrender charge of 5% or more	—	—	—	—	0%
c. At fair value	—	—	—	—	0%

d. Total with market value adjustment or at fair value (Total of a through c)	—	—	—	—	0%
e. At book value without adjustment (with minimal or no charge or adjustment)	41	—	—	41	23%
(2) Not subject to discretionary withdrawal	134	—	—	134	77%

(3) Total (gross: direct + assumed)	175	—	—	175	100%
(4) Reinsurance ceded	89	—	—	89

(5) Total (net) (3)- (4)	$86	$—	$—	$86	100%
Total annuity actuarial reserves and deposit liabilities:	$3,134	$5,536	$—	$8,670

Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Heath Annual Statement	$3,134	$—	$—	3,134
Separate Accounts Annual Statement	—	5,536	—	5,536

Total annuity actuarial reserves and deposit liabilities:	$3,134	$5,536	$—	$8,670

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

Withdrawal characteristics of life actuarial reserves as of December 31, 2025 and 2024 were as follows:

	As of December 31, 2025			As of December 31, 2024
	General Account			General Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In millions)			(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	12	11	12	12	11	12
(3) Universal Life with Secondary Guarantees	27	24	322	29	26	315
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	8	8	9	8	8	9
(9) Variable Universal Life	88	88	95	80	80	87
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	82	—	—	94
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	5	—	—	4
(4) Disability—Disabled Lives	—	—	1	—	—	1
(5) Miscellaneous Reserves	—	—	150	—	—	131

C. Total (gross: direct + assumed)	135	131	676	129	125	653
D. Reinsurance ceded	—	—	288	—	—	297

E. Total (net) (C)—(D)	$135	$131	$388	$129	$125	$356

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 10—ANALYSIS OF ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS (CONTINUED)

	As of December 31, 2025			As of December 31, 2024
	Separate Account— Nonguaranteed			Separate Account— Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In millions)
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
(2) Universal Life	—	—	—	—	—	—
(3) Universal Life with Secondary Guarantees	—	—	—	—	—	—
(4) Indexed Universal Life	—	—	—	—	—	—
(5) Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
(6) Indexed Life	—	—	—	—	—	—
(7) Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
(8) Variable Life	163	162	162	159	159	159
(9) Variable Universal Life	495	493	493	473	471	471
(10) Miscellaneous Reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values:
(1) Term Policies with Cash Value	—	—	—	—	—	—
(2) Accidental Death Benefits	—	—	—	—	—	—
(3) Disability—Active Lives	—	—	—	—	—	—
(4) Disability—Disabled Lives	—	—	—	—	—	—
(5) Miscellaneous Reserves	—	—	—	—	—	—

C. Total (gross: direct + assumed)	658	655	655	632	630	630
D. Reinsurance ceded	—	—	—	—	—	—

E. Total (net) (C)—(D)	$658	$655	$655	$632	$630	$630

There were no Separate Account guarantees for life actuarial reserves as of December 31, 2025 and 2024.

NOTE 11—COMMITMENTS

The Company had commitments to fund private equities of $60 million and private placements of $45 million in the normal course of business totaled $105 million as of December 31, 2025. Commitments to fund private equities of $66 million, mortgage loans of $1 million, and private placements of $43 million in the normal course of business totaled $110 million as of December 31, 2024.

NOTE 12—LITIGATION

The Company is engaged in various disputes, litigations, inquiries from governmental authorities and other proceedings arising out of the Company’s business. These matters could result in losses, monetary damages, fines, penalties or changes in the business operations of the Company. Due to the uncertainties inherent in these disputes, it is difficult to determine the ultimate loss the Company will experience. The Company evaluates each matter and establishes an accrual where a loss is probable and the amount can be reasonably estimated. In the opinion of Management, based on current information at December 31, 2025, any losses resulting from such disputes would not have a material adverse effect on the financial position of the Company.

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Notes to Statutory Basis Financial Statements

December 31, 2025, 2024 and 2023

NOTE 12—LITIGATION (CONTINUED)

The Company also evaluates these matters for a reasonably possible range of loss. Due to the uncertainties inherent in these matters, such as timing of discovery and court decisions, the Company is not able to ascertain a reasonably possible range of loss for each matter. In the opinion of Management, as of December 31, 2025, the aggregate range of reasonably possible loss for those matters it is able to provide an estimate for is not material to the Company’s financial position.

NOTE 13—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2025, the maximum amount of dividends the Company could pay The Guardian in 2026 without prior approval from the state insurance regulatory authorities was $69 million.

NOTE 14—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to February 24, 2026, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2025.

B-45

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2025

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2025	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$302,543
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	165,424,268
Bonds of affiliates	—
Preferred stocks (unaffiliated)	27,000
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	21,940,666
Real estate	—
Contract loans	5,119,114
Cash, cash equivalents and short-term investments	10,780,598
Derivative instruments	737,852
Other invested assets	21,657,839
Aggregate write-ins for investment income	1,563

Total gross investment income	$225,991,443

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	34,010,622
Commercial mortgages	454,861,355

Total mortgage loans	$488,871,977

Mortgage Loans by Standing—Book Value
Good standing	$34,284,580	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$34,284,580

Other Long-Term Invested Assets- Statement Value	255,053,248	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value		Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	—

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2025

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2025	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$432,817,305
Over 1 year through 5 years	876,254,701
Over 5 years through 10 years	533,031,643
Over 10 years through 20 years	871,779,234
Over 20 years	1,213,276,329

Total by Maturity	$3,927,159,212

Bonds by Class—Statement Value
Class 1	$2,177,131,718
Class 2	1,693,221,903
Class 3	44,235,652
Class 4	12,568,843
Class 5	1,096
Class 6	—

Total by Class	$3,927,159,212

Total Bonds Publicly Traded	2,070,731,462
Total Bonds Privately Placed	1,856,427,750
Preferred Stocks—Fair Value	940,577	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	940,666	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	—	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	2,543,935	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	—	Schedule DB, Part B, Sec. 1
Cash on Deposit	27,046,909	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	118,370,774
Credit Life	—
Group Life	10,993
Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	12,957	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	105,267,594
Credit Life	—
Group Life	104,710

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Annual Statement for the Year Ended December 31, 2025

Supplemental Schedule of Assets and Liabilities

Schedule 1—Selected Financial Data

	2025	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary

Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies

Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other Policies

Immediate
Amount of Income Payable	435,124,424
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	16,063,840,862

Annuities—Group
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	23,860,138
Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—
Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	348,985,792
Dividend Accumulations—Account Balance	—

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2025

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement.

$4,981,109,734.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	NOU Mestalla Fondo De Titul	Bonds	$58,730,000	1.2%
b.	NPC SIP 2024-I Ltd.	Bonds	$42,103,833	0.8%
c.	AES 4	Bonds	$41,568,370	0.8%
d.	Inter Media and Communication	Bonds	$35,238,000	0.7%
e.	BSOF SRT	Bonds	$35,000,000	0.7%
f.	Mizuho Bank Ltd/NY	Bonds	$34,960,813	0.7%
g.	JLL Securities Credit Lease	Bonds	$33,284,349	0.7%
h.	Identity Digitial Capital LLC	Bonds	$33,000,000	0.7%
i.	Sporting Entertainment S.A.	Bonds	$30,539,600	0.6%
j.	Kroger Co.	Bonds	$27,836,984	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$2,177,131,718	43.7%	P/RP-1	$1,000,000	0.0%
NAIC-2	$1,693,221,903	34.0%	P/RP-2	$—	0.0%
NAIC-3	$44,235,652	0.9%	P/RP-3	$—	0.0%
NAIC-4	$12,568,843	0.3%	P/RP-4	$—	0.0%
NAIC-5	$1,096	0.0%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$566,593,197	11.4%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$511,928,234	10.3%
Countries rated NAIC-2	$52,683,668	1.1%
Countries rated NAIC-3 or below	$1,981,295	0.0%

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2025

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: Cayman Islands	$102,088,845	2.0%
Country: United Kingdom	$89,873,215	1.8%
Countries rated NAIC-2:
Country: Italy	$35,238,000	0.7%
Country: Mexico	$17,445,668	0.4%
Countries rated NAIC-3 or below
Country: Multinational	$1,981,295	0.0%
Country:	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

Amount	Percentage
$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country:	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Nou Mestalla Fondo De Titul	2PL	$58,730,000	1.2%
2.	Inter Media and Communication	2PL	$35,238,000	0.7%
3.	Sporting Entertainment S.A.	2PL	$30,539,600	0.6%
4.	GIP Sharon Finco Pty Ltd	2PL	$20,000,000	0.4%
5.	Nieuw Amsterdam Rec BV	1	$19,982,284	0.4%
6.	Canopy Master Trust	1PL	$15,315,925	0.3%
7.	Serco Group PLC	2PL	$15,000,000	0.3%
8.	Astrazeneca	1FE	$13,192,415	0.3%
9.	Pfizer Investment Enter	1FE	$12,982,750	0.3%
10.	Birch Grove CLO Ltd.	1FE	$10,000,000	0.2%

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2025

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes {X}  No  { }

	Amount	Percentage
Total admitted assets held in Canadian investments	$—	—
Canadian-currency-denominated investments	$—	—
Canadian-denmoinated insurance liabilities	$—	—
Unhedged Canadian currency exposure	$—	—

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required. Yes {X} No { }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required. Yes {X} No { }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required. Yes { } No {X}

Amount
Aggregate statement value of investments held in nonaffiliated, privately placed equities	$284,512,774
Largest three investments held in nonaffiliated, privately placed equities:
Hamilton Lane	$28,330,000
Battery Ventures	$11,879,938
Genstar Capital	$11,421,410

Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Fund Manager	Total Invested	Diversified
Hamilton Lane	$28,330,000	$28,330,000
Battery Ventures	$11,879,938	$11,879,938
Genstar Capital	$11,421,410	$11,421,410
HarbourVest Partners	$10,236,415	$10,236,415
Firstmark Capital	$9,407,409	$9,407,409
Centre Lane Partners	$8,758,684	$8,758,684
Investindustrial Advisors Limited	$7,833,390	$7,833,390
Thompson Street Capital Partners	$7,754,557	$7,754,557
Felicis Ventures	$7,499,120	$7,499,120
Leonard Green & Partners	$7,139,180	$7,139,180

B-51

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2025

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required? Yes {X} No { }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required? Yes { } No {X}

	Type (Residential, Commercial, Agricultural)	Amount	Percentage of Total Admitted Assets
a.	Commercial	$43,000,000	0.9%
b.	Commercial	$34,000,000	0.7%
c.	Commercial	$30,629,776	0.6%
d.	Commercial	$30,000,000	0.6%
e.	Commercial	$17,326,203	0.3%
f.	Commercial	$12,250,000	0.2%
g.	Commercial	$11,875,637	0.2%
h.	Commercial	$10,000,000	0.2%
i.	Commercial	$10,000,000	0.2%
j.	Commercial	$10,000,000	0.2%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$22,034,679	0.4%	$39,100,151	0.8%	$—	0.0%
below 70%	$11,975,943	0.2%	$415,761,204	8.3%	$—	0.0%

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required? Yes {X} No { }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required? Yes {X} No { }

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

B-52

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Investments of Reporting Entity—Appendix A-001

As of December 31, 2025

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$—	$—	$—
c	. Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$2,630,517	0.1%	$403,750	$2,399,103	$2,565,065
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-53

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2025

Section 3. Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Issuer credit obligations:
U.S. government obligations	$4,289,704	0.09%	$4,289,704	0.09%
Municipal bonds - general obligations (direct & guaranteed)	585,669	0.01%	585,669	0.01%
Corporate bonds	2,915,632,328	59.99%	2,915,632,328	59.99%
Single entity backed obligations	21,851,722	0.45%	21,851,722	0.45%
Bank loans - acquired	31,668,202	0.65%	31,668,202	0.65%

Total issuer credit obligations	2,974,027,625	61.19%	2,974,027,625	61.19%
Asset-backed securities:
Financial asset-backed securities - self-liquidating	653,258,517	13.44%	653,258,517	13.44%

Total asset-backed securities	653,258,517	13.44%	653,258,517	13.44%
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	1,000,000	0.02%	1,000,000	0.02%
Parent, subsidiaries and affiliates	—	0.00%	—	0.00%

Total preferred stocks	1,000,000	0.02%	1,000,000	0.02%
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	89	0.00%	89	0.00%
Industrial and miscellaneous Other (Unaffiliated)	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	0.00%
Parent, subsidiaries and affiliates Other	—	0.00%	—	0.00%
Mutual funds	—	0.00%	—	0.00%
Unit investment trusts	—	0.00%	—	0.00%
Closed-end funds	—	0.00%	—	0.00%

Total common stocks	89	0.00%	89	0.00%
Mortgage loans:
Farm mortgages	—	0.00%	—	0.00%
Residential mortgages	34,010,622	0.70%	34,010,622	0.70%
Commercial mortgages	454,861,355	9.36%	454,861,355	9.36%
Mezzanine real estate loans	—	0.00%	—	0.00%

Total mortgage loans	488,871,977	10.06%	488,871,977	10.06%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-54

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Appendix A-001

As of December 31, 2025

Section 3. Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Real estate:
Properties occupied by company	—	0.00%	—	0.00%
Properties held for production of income	—	0.00%	—	0.00%
Properties held for sale	—	0.00%	—	0.00%

Total real estate	—	0.00%	—	0.00%
Cash, cash equivalents and short-term investments:
Cash	27,046,909	0.55%	27,046,909	0.55%
Cash equivalents	299,873,069	6.17%	299,873,069	6.17%
Short-term investments	—	0.00%	—	0.00%

Total cash, cash equivalents and short-term investments	326,919,978	6.72%	326,919,978	6.72%
Contract loans	83,638,166	1.72%	83,638,166	1.72%
Derivatives (Schedule DB)	5,858,956	0.12%	5,858,956	0.12%
Other Invested Assets (Schedule BA)	325,140,260	6.69%	325,140,260	6.69%
Receivables for securities	1,922,785	0.04%	1,922,785	0.04%
Securities Lending (Schedule DL, Part 1)	—	0.00%	—	0.00%
Other Invested Assets (Page 2, Line 11)	—	0.00%	—	0.00%

Total Invested Assets	$4,860,638,353	100.00%	$4,860,638,353	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-55

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Report of Independent Auditors

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

Opinions

We have audited the accompanying statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. (the “Company”), which comprise the statutory basis balance sheets as of December 31, 2025 and 2024, and the related statutory basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years ended December 31,2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

B-56

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule 1—selected financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

February 24, 2026

B-57